PROSPECTUS	Filed pursuant to Rule 497(c)
3 January 2005	Registration Nos.: 333-29687
811-8276

[Logo]

Kopp Funds, Inc.

Kopp Emerging Growth Fund

7701 France Avenue South, Suite 500

Edina, Minnesota  55435

Telephone:  1-888-533-KOPP

Facsimile:  1-952-841-0411

Website:  www.koppfunds.com

The investment objective of the Kopp Emerging Growth Fund (“Fund”) is long-term capital appreciation.  The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies that Kopp Investment Advisors, LLC (“Advisor”) believes have the potential for superior growth.

The Fund is a long-term investment, intended to complement your other investments.  Because the Fund will invest primarily in small-to-medium capitalization stocks, which are generally more volatile than investments in large companies, you should expect that the Fund’s shares will be more volatile than the shares of a fund that invests in large-cap stocks.  This is a non-diversified fund and may invest a greater percentage of its assets in a particular company or companies than would many other mutual funds.

This Prospectus contains information you should consider before you invest in the Fund.

Please read it carefully and keep it for future reference.

____________________

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

___________________

•	Not FDIC-Insured

•	No Bank Guarantee

•	May Lose Value

TABLE OF CONTENTS

HIGHLIGHTS	3

FEES AND EXPENSES OF THE FUND	6

INVESTMENT OBJECTIVE	7

PRINCIPAL INVESTMENT STRATEGY	7

IMPLEMENTATION OF INVESTMENT OBJECTIVE	8

FINANCIAL HIGHLIGHTS OF THE FUND	10

FUND MANAGEMENT AND DISTRIBUTION	11

YOUR ACCOUNT	12

VALUATION OF FUND SHARES	23

PORTFOLIO HOLDINGS DISCLOSURE POLICY	23

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT	24

ADDITIONAL INFORMATION	25

You should rely only on the information contained in this document and the Fund’s Statement of Additional Information (“SAI”).  We have not authorized anyone to provide you with information that is different.  This Prospectus is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

HIGHLIGHTS

èWhat is the objective of the Fund?

The Fund’s objective is long-term capital appreciation.

èWhat is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to invest primarily in common stocks of companies that Advisor believes have the potential for revenue and earnings growth superior to that of companies with similar market or business characteristics.  These companies, which may be characterized as emerging and re-emerging growth companies, will typically have small-to-medium market capitalizations.  Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks of emerging growth companies.  An emerging growth company is a relatively new business organized to address an industry niche, which may have unstable cash reserves, but the potential to experience accelerating returns.  A re-emerging growth company is a more established company experiencing a potential resurgence in sales and earnings due to new industry leadership, restructuring, or both.  A small-cap company would typically have a market capitalization of up to $1 billion, while a medium-cap company would typically have a market capitalization of up to $3 billion.

Advisor uses a “buy discipline” when making purchase decisions for the Fund that involves three key components.  First, Advisor gathers research on potential investment candidates.  Second, Advisor reviews certain fundamental attributes that it believes most “buy” candidates should possess.  Finally, Advisor values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group.  From this process, securities are selected and then purchased when their prices are within a pre-determined range.

Advisor does not attempt to time the market.  Under normal circumstances, the Fund will be fully invested in common stocks, except that a small portion of the Fund’s assets may be held in money market instruments and cash or cash equivalents.  Because companies considered by Advisor to be “emerging growth” are often in the same or related market sectors, the Fund may be heavily invested in a single sector.  In addition, because the Fund is not subject to the diversification rules of the Investment Company Act of 1940, as amended (“1940 Act”), the Fund may take large positions in individual companies.

èWhat are the principal risks of investing in the Fund?

Because the Fund will invest primarily in small-to-medium capitalization stocks, which are generally more volatile than investments in large companies, you should expect that the Fund’s shares will be more volatile than the shares of a fund that invests in large capitalization stocks.  Thus, especially in the short term, the share price will fluctuate and may, at redemption, be worth less than the initial purchase price — accordingly, you may lose money on your investment.  Stock values can decline for an extended period of time.  In addition, because the Fund is not subject to the diversification rules of the 1940 Act, a larger percentage of the Fund’s assets may be invested in fewer companies than is typical of other mutual funds.  This concentration may increase volatility.  Because the Fund intends to qualify as a regulated investment company under federal income tax laws, it will, however, be subject to the diversification requirements of the Internal Revenue Code of 1986, as amended.

Other risks associated with investing in the Fund include:

•	Liquidity Risk:	Certain securities may be difficult or impossible to sell at the time and price that the Fund seeks.

•	Market Risk:

The market value of a security will fluctuate, sometimes rapidly and unpredictably due to sector rotation or other economic or market trends.  In addition, market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor.  If the market is not favoring the Fund’s style, the Fund’s gains may not be as large as, or its losses may be larger than, other equity funds using different investment styles.

•	Opportunity Risk:	An investment opportunity may be missed because the assets necessary to take advantage of it are tied up in other investments.

•	Management Risk:	Advisor may simply do a poor job of selecting stocks for the Fund.

•	Non-Diversification Risk:	Performance of one, two, or a few stocks may have a substantial effect on the overall performance of the Fund, both positive and negative.

•	Concentration Risk:	The Fund’s investments may be heavily concentrated in relatively few sectors or industries at any one time, which may increase volatility.

For a more detailed description of specific risks that are inherent to the Fund’s investment strategy, see “Implementation of Investment Objective.”

èIs an investment in the Fund appropriate for me?

The Fund may be suitable for long-term investors only.  It is not a short-term investment vehicle.  An investment in the Fund may be appropriate if you:

●

seek long-term capital appreciation;

●

seek a mutual fund for the aggressive equity portion of your portfolio;

●

have no immediate financial requirements for this investment; and

●

are willing to accept a high degree of volatility.

The Fund is designed for investors who have the financial ability to undertake greater risk in exchange for the potential to realize greater financial gains in the future.  The Fund should be used in a program of diversified investing and not as a complete investment program.

èPerformance History

The return information provided in the bar chart and tables below illustrates how the Fund’s performance can vary, which is one indication of the risks of investing in the Fund.  The information shows changes in the Fund’s performance from year to year and shows how the Fund’s average annual returns compare with those of a broad-based measure of market performance over the past year, five years and since inception of the Fund.  The Fund’s returns in 1999 were achieved in a period generally favorable to technology companies.  Please keep in mind that the Fund’s past performance (before and after taxes) is not necessarily indicative of future returns.

Class A Shares Calendar Year Total Returns	Class A Shares Best and Worst Quarterly Performance 1/1/98 to 12/31/04
	Best Quarter Return	Worst Quarter Return
	68.04% (4th quarter, 1999)	(39.41)% (3rd quarter, 2001)

The Fund’s after tax returns for the Class A shares as shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold the Fund shares at the end of the period and, thus, do not have any taxable gain or loss on your investment in shares of the Fund.  The Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.  The after tax returns are calculated using the highest historical individual federal marginal income tax rate in effect and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  Your actual after tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or individual retirement account (“IRA”), this information does not apply to your investment because such accounts are only subject to taxes upon redemption.  After tax returns for the Fund’s Class I and Class C shares will vary from those shown for the Class A shares.

Average Annual Total Returns as of December 31, 2004

Class/Index	One Year	Five Years	Since Inception
Class A(1) (load adjusted)
Return Before Taxes	(8.29)%	(12.82)%	0.09%
Return After Taxes on Distributions	(8.29)%	(13.10)%	(0.14)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.39)%	(10.22)%	0.21%
Russell 2000 Index(2)
(reflects no deduction for fees, expenses or taxes)	18.33%	6.61%	6.44%
Russell 2000 Growth Index(3)
(reflects no deduction for fees, expenses or taxes)	14.31%	(3.57)%	1.43%
Class C(4) (load adjusted)
Return Before Taxes	(6.55)%	(12.77)%	3.76%
Russell 2000 Index(2)
(reflects no deduction for fees, expenses or taxes)	18.33%	6.61%	10.47%
Russell 2000 Growth Index(3)
(reflects no deduction for fees, expenses or taxes)	14.31%	(3.57)%	4.01%
Class I(1)
Return Before Taxes	(4.53)%	(11.87)%	0.98%
Russell 2000 Index(2)
(reflects no deduction for fees, expenses or taxes)	18.33%	6.61%	6.44%
Russell 2000 Growth Index(3)
(reflects no deduction for fees, expenses or taxes)	14.31%	(3.57)%	1.43%

_______________

(1)

The Class A and Class I shares commenced operations on October 1, 1997.

(2)

The Russell 2000 Index is a stock market index comprising the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index.  Each class of shares compares its performance to that of the Russell 2000 Index.  Because the Class C shares commenced operations at a time different from the Class A and Class I shares, the Russell 2000 Index figures will be different for the Class C shares.

(3)

The Russell 2000 Growth Index is a stock market index which measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Each class of shares also compares its performance to that of the Russell 2000 Growth Index.  Because the Class C shares commenced operations at a time different from the Class A and Class I shares, the Russell 2000 Growth Index figures will be different for the Class C shares.

(4)

The Class C shares commenced operations on February 19, 1999.

Please note that the returns presented in the chart entitled “Class A Shares Calendar Year Total Returns” and in the table entitled “Class A Shares Best and Worst Quarterly Performance” do not reflect the 3.50% maximum sales charge imposed on the Fund’s Class A shares.  If this sales charge were reflected, the returns would be less than those shown above.  The returns presented in the table entitled “Average Annual Total Returns as of December 31, 2004” do, however, reflect this sales charge for Class A shares.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	3.50%(1)	None	None
Maximum deferred sales charge (load) imposed on redemptions
(as a percentage of amount redeemed)	1.00%(2)	1.00%(3)	None
Redemption fee (as a percentage of amount redeemed)	2.00%(4)	2.00%(4)	2.00%(5)

Annual Fund Operating Expenses (expenses that are deducted
from Fund assets) (6)
Management fees	1.00%	1.00%	1.00%
Distribution and shareholder servicing (12b-1) fees(7)	0.35%	1.00%	None
Other expenses(8)	0.31%	0.31%	0.31%
Total annual Fund operating expenses	1.66%	2.31%	1.31%

_______________

(1)

This sales charge is the maximum applicable to purchases of Class A shares.  You may not have to pay this sales charge because waivers and reduced sales charges are available.  See “Your Account-Class A Shares.”

(2)

A contingent deferred sales charge (“CDSC”) of up to 1% may be imposed on redemptions of certain Class A shares which were purchased without a sales charge and redeemed within 24 months of purchase.  See “Your Account-Class A Shares.”

(3)

A CDSC of up to 1% may be imposed on redemptions of certain Class C shares that are redeemed within 12 months of purchase.  See “Your Account-Class C Shares.”

(4)

A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of Class A and Class C shares made within 30 days of purchase.  The fee is retained by the Fund and generally withheld from redemption proceeds.  If you redeem shares by wire, you will be charged a $15 service fee.  See “Your Account-Class A and Class C Redemption Fees” and “Your Account-Redeeming or Selling Shares.”

(5)

A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of Class I shares made within 24 months of purchase. If you redeem shares by wire, you will be charged a $15 service fee.  See “Your Account-Class I Shares” and “Your Account-Redeeming or Selling Shares.”

(6)

Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions.  As a result, they do not appear on your account statement, but instead reduce the amount of total return you receive.

(7)

The distribution and shareholder servicing fees applicable to Class A shares are currently set at 0.35%; however, the Rule 12b-1 distribution and shareholder servicing plan (“Plan”) allows the Fund to pay up to 0.50% in these fees.  The distribution and shareholder servicing fees applicable to Class C shares under the Plan are 1.00%, which is the amount currently being paid by the Fund.  Further, while the Fund currently has no intention of paying any distribution or shareholder servicing fees for the Class I shares, the Plan allows the Fund to pay up to 0.50% in these fees.  For information relating to the Plan, see “Your Account-Distribution and Shareholder Servicing Plan.”

(8)

For the fiscal year ended September 30, 2004.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that all dividends and capital gains distributions are reinvested, your investment has a 5% return each year and the Fund’s total annual operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Class A(1)	$513	$855	$1,221	$2,247
Class A(2)	$269	$523	$ 901	$1,965
Class C(2)	$334	$721	$1,235	$2,646
Class I(3)	$340	$415	$ 718	$1,579

_____________

(1)

Only the 3.50% maximum sales charge is reflected in the example.

(2)

A 1% CDSC is reflected in the example.

(3)

A 2% redemption fee is reflected in the example.

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A(1)	$513	$855	$1,221	$2,247
Class A(2)	$169	$523	$ 901	$1,965
Class C	$234	$721	$1,235	$2,646
Class I	$133	$415	$ 718	$1,579

_____________

(1)

A 3.50% maximum sales charge is reflected in the example.

(2)

The 3.50% maximum sales charge is not reflected in the example.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will attempt to achieve its investment objective by investing at least 65% of its assets in common stocks of emerging and re-emerging growth companies, and at least 80% of its net assets in common stocks of emerging growth companies.  The Fund may also hold cash and money market instruments to provide the Fund with liquidity and flexibility.  In managing the Fund’s portfolio, Advisor primarily seeks investments in emerging growth companies that have a small-to-medium market capitalization.  A small-cap company would typically have a market capitalization of up to $1 billion, while a medium-cap company would typically have a market capitalization of up to $3 billion.  Advisor’s general strategy is to be fully invested, holding securities for their long-term growth potential over at least a three- to five-year time frame.  Companies considered by Advisor to be “emerging growth” are often in the same or related market sectors.  Thus, the Fund may be heavily invested in a single sector.  However, one sector, like communications, may include numerous subsectors or industries, like networking, telecommunication equipment, software application, semiconductor, voice-processing or wireless.  The Fund may be concentrated in one sector, while being diversified among several industries.  In addition, the Fund may hold large positions in individual companies.  The performance of one, two, or a few stocks may have a substantial effect on the Fund’s performance, both positive and negative.  To the extent the Fund concentrates its investments in this way, it will be more susceptible to adverse economic, political, regulatory or market developments affecting the sector, industry or individual company in which the Fund has invested.

When making purchase decisions for the Fund, Advisor uses a “buy discipline” that involves three key components:

●      Research

Advisor gathers research on potential investment candidates from a wide variety of sources.  To further qualify prospective investments, it analyzes information from corporate contacts, attends industry conferences and visits with company management.

●      Fundamentals

Once the research phase is complete, Advisor reviews certain fundamental attributes that it believes most “buy” candidates should possess, including (i) management excellence, (ii) leading industry position or product, (iii) projected annual revenues or sales growth of 15% or more and projected earnings growth of 20% or more, (iv) significant investment in research and development and (v) strong financial position including a low debt-to-total capital ratio.

●      Valuation

Finally, Advisor values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group.  For companies with earnings, the price-to-earnings ratio relative to a company’s forecasted growth rate is the most important measure in Advisor’s quantitative analytical process.

Advisor then constructs a list of securities for the Fund and purchases them when their prices are within a pre-determined range.  Advisor continually monitors companies for variations from expectations.

Advisor analyzes sell decisions for the Fund based on a number of factors, including, without limitation, significant deterioration in a company’s underlying fundamentals, strong price appreciation suggesting an overweighted position or overvalued security, change in theme or sector orientation, or better relative value in other securities.  No single factor is dispositive.  Advisor’s philosophy is generally to hold stocks that have performed well, which may result in an apparent “overweighting” from time to time.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques.  Some of these securities and investment techniques involve special risks, which are described below, elsewhere in this Prospectus, and in the Fund’s SAI.

Common Stocks and Other Equity Securities

The Fund will invest in common stocks and other equity securities.  Other equity securities may include preferred stock, depositary receipts or shares, warrants, and other securities convertible or exchangeable into common stock.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed-income securities.

Small- and Medium-Sized Capitalization Companies

The Fund will invest a substantial portion of its assets in companies with small- and medium-sized market capitalizations.  While companies with small- and medium-sized market capitalizations have the potential for significant capital appreciation, the equity securities of these companies also involve greater risks than those of larger, more established companies.  Small- and mid-cap companies may lack the management experience or depth, financial resources, product diversification, and competitive strength of large-cap companies.  The market for small- and mid-cap securities is generally less liquid and subject to greater price volatility than the market for large-cap securities.  In addition, small- and medium-sized capitalization companies may have less publicly available information and be followed by fewer analysts than larger companies.

Non-Diversification

As a “non-diversified” fund, the Fund may invest in a more limited number of companies than “diversified” mutual funds.

Temporary Strategies

In order to retain the flexibility to respond promptly to adverse market and related conditions, the Fund may hold cash and/or invest all or a portion of its assets in money market instruments, which are fixed-income securities issued by private and governmental institutions.  It is impossible to predict when or for how long Advisor may employ these strategies for the Fund.  To the extent the Fund engages in any of these temporary defensive strategies, the Fund’s ability to achieve its investment objective may be diminished.

FINANCIAL HIGHLIGHTS OF THE FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for each of the last five fiscal years ended September 30, 2004.  Certain information reflects financial results for a single Fund share.  The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions and excluding sales charges).  These financial highlights have been audited by PricewaterhouseCoopers LLP (“PwC”).  PwC’s report, together with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

	Year Ended			Year Ended			Year Ended			Year Ended			Year Ended
	September 30, 2004			September 30, 2003			September 30, 2002			September 30, 2001			September 30, 2000
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Net asset value, beginning of year	$9.10	$9.33	$8.83	$4.69	$4.79	$4.58	$8.64	$8.79	$8.49	$30.78	$31.17	$30.49	$11.89	$12.00	$11.85
Income from investment operations:
Net investment loss	(0.17)(2)	(0.13)(2)	(0.22)(2)	(0.11)(2)	(0.08)(2)	(0.14)(2)	(0.15)(2)	(0.12)(2)	(0.21)(2)	(0.22)(2)	(0.18)(2)	(0.29)(2)	(0.38)(1)	(0.30)(1)	(0.60)(1)
Net realized and unrealized gain
(loss) on investments	(0.93)	(0.97)	(0.90)	4.52	4.62	4.39	(3.80)	(3.88)	(3.70)	(19.83)	(20.11)	(19.62)	19.27	19.47	19.24
Total from investment operations	(1.10)	(1.10)	(1.12)	4.41	4.54	4.25	(3.95)	(4.00)	(3.91)	(20.05)	(20.29)	(19.91)	18.89	19.17	18.64
Less distributions:
Distributions from net realized gain	-	-	-	-	-	-	-	-	-	(2.09)	(2.09)	(2.09)	-	-	-
Net asset value, end of period	$8.00 =====	$8.23 =====	$7.71 =====	$9.10 =====	$9.33 =====	$8.83 =====	$ 4.69 =====	$ 4.79 =====	$ 4.58 =====	$ 8.64 =====	$ 8.79 =====	$ 8.49 =====	$30.78 =====	$31.17 =====	$30.49 =====
Total return(3)	(12.09)%	(11.79)%	(12.68)%	94.03%	94.78%	92.80%	(45.72)%	(45.51)%	(46.05)%	(69.58)%	(69.47)%	(69.79)%	158.87%	159.75%	157.30%

(Supplemental data and ratios)
Net assets, end of year (000’s)	$332,684	$66,871	$25,626	$423,165	$76,501	$29,376	$217,177	$31,920	$12,364	$412,503	$58,767	$21,705	$1,201,524	$200,347	$44,111
Ratio of expenses to average net assets	1.66%	1.31%	2.31%	1.72%	1.37%	2.37%	1.69%	1.34%	2.34%	1.60%	1.25%	2.25%	1.68%(4)	1.33%(4)	2.33%(4)
Ratio of net investment loss to average net assets	(1.65)%	(1.30)%	(2.30)%	(1.71)%	(1.36)%	(2.36)%	(1.67)%	(1.32)%	(2.32)%	(1.43)%	(1.08)%	(2.08)%	(1.55)%(4)	(1.20)%(4)	(2.20)%(4)
Portfolio turnover rate(5)	11.0%	11.0%	11.0%	26.9%	26.9%	26.9%	17.4%	17.4%	17.4%	6.6%	6.6%	6.6%	21.9%	21.9%	21.9%

________________________

(1)

Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.

(2)

Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

(3)

Total return excludes sales charges.

(4)

For the year ended September 30, 2000, the ratio includes Advisor fee-waiver recovery (net) of 0.15% for Class A, Class I and Class C.

(5)

Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FUND MANAGEMENT AND DISTRIBUTION

Management

The Fund has entered into an Investment Advisory Agreement with Advisor under which Advisor manages the Fund’s investments and business affairs, subject to the supervision of the Fund’s Board of Directors.

Advisor.  Advisor serves as an asset manager for individual and institutional clients.  Advisor’s principal business address is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435.

Under the Investment Advisory Agreement, the Fund pays Advisor an annual management fee of 1.00% of the Fund’s average daily net assets attributable to each class of shares.  The advisory fee is accrued daily and paid monthly.  Advisor may from time to time voluntarily (but is not required to) waive all or a portion of its fee and/or reimburse all or a portion of the Fund’s operating expenses (which waiver and/or reimbursement would be effected on a monthly basis).  In the event Advisor waives and/or reimburses any such fees and expenses, Advisor is entitled to recover such fees and expenses.

Under the Investment Advisory Agreement, Advisor is responsible not only for management of the Fund’s assets, but also for portfolio transactions and brokerage.

Investment Committee.  Advisor’s Portfolio Management Committee is primarily responsible for the day-to-day management of the Fund’s assets.  The Portfolio Management Committee is headed by LeRoy C. Kopp, the Chairman, Chief Executive Officer and Chief Investment Officer of Advisor.  The Portfolio Management Committee is assisted in its efforts by a team of research analysts and associates.  The Portfolio Management Committee generally makes investment decisions for the Fund by majority vote.

Custodian, Transfer Agent and Administrator

U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (“Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.  U.S. Bank, N.A. and its affiliates serve as custodian, transfer agent, administrator, or some combination thereof, to over 980 mutual funds, representing approximately $180 billion in total assets.

Distributor

Centennial Lakes Capital, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”), acts as principal distributor of the Fund’s shares (“Distributor”).  As compensation for its services, the Distributor may retain all or a portion of (i) the initial sales charge from purchases of Class A shares, (ii) the CDSC from redemptions of Class A and Class C shares, if applicable, and (iii) the distribution and shareholder servicing fees payable with respect to Class A and Class C shares.

From time to time, the Distributor may implement programs that offer additional compensation in connection with sales of Class A and Class C shares.  In some instances, this compensation may be made available only to certain qualifying brokers whose representatives have sold or are expected to sell significant amounts of shares.  All of such payments will be made by the Distributor out of its own assets, but may be reimbursed by the Fund to the extent such payments are distribution or shareholder servicing expenses.  These programs will not change the price you will pay for shares or the amount that the Fund will receive from such a sale.  No such programs or additional compensation will be offered to the extent that they are prohibited by the laws of any state or any self-regulatory agency with jurisdiction over the Distributor, such as the NASD.

YOUR ACCOUNT

Choosing a Class

The Fund offers three classes of shares:  Class A, Class C and Class I.  Class A and Class C shares are designed for “retail” investors, with a minimum initial investment of $5,000 ($2,000 for retirement accounts, including Coverdell Education Savings Accounts).  Class I shares are designed for “institutional” investors, with a minimum initial investment of $5 million.  Each class has its own cost structure.

Class A		Class C		Class I
●	Front-end sales charge with break points and certain exceptions.	●	No front-end sales charge.	●	No front-end sales charge.

●	Contingent deferred sales charge imposed on certain redemptions.	●	Contingent deferred sales charge imposed on certain redemptions.	●	No contingent deferred sales charge imposed on redemptions.

●	Redemption fee payable on certain redemptions.	●	Redemption fee payable on certain redemptions.	●	Redemption fee payable on certain redemptions.

●	Current distribution and shareholder servicing fees equal to 0.35% of average daily net assets.	●	Current distribution and shareholder servicing fees equal to 1.00% of average daily net assets.	●	No current distribution or shareholder servicing fees.

Class A Shares

Class A shares are offered and sold on a continual basis at the next offering price (“Offering Price”), which is the sum of the net asset value per share (computed after the purchase order and funds are received by the Transfer Agent) and the sales charge indicated below:

	Total Sales Charge
Your Investment	As a Percentage of Offering Price	As a Percentage of Your Net Investment
Up to $99,999	3.50%	3.63%
$100,000 - $249,999	3.00%	3.09%
$250,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.00%	1.01%
$1,000,000 - $4,999,999	None	None

No sales charge is imposed on the reinvestment of dividends or capital gains.  For information on how to reduce the sales charge or to determine whether you qualify to purchase shares at net asset value, see “Class A Front-End Sales Charge Waivers and Reductions.”  Class A shares are also currently subject to distribution and shareholder servicing fees in an aggregate amount of 0.35% of the average daily net assets attributable to such shares, although the Plan, which is described in more detail under “Distribution and Shareholder Servicing Plan,” permits the payment of up to 0.50% in such fees.  Sales charge and distribution fee information can also be accessed by reference to this prospectus on our website at http://www.koppfunds.com.

Investments in Class A shares above $1 million are not assessed an initial sales charge.  However, you may be charged a CDSC of up to 1% on shares redeemed within 24 months of purchase.  The imposition of a CDSC may be waived by the Distributor.  See “Class A and Class C CDSC Waivers.”  For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.  The CDSC is based on the lesser of the then current value or the original purchase price of the shares being redeemed, and is not imposed on shares acquired through the reinvestment of dividends or capital gains.  To avoid the imposition of a CDSC, the Fund will first redeem any shares held in your account that are not subject to a CDSC and then redeem shares in the order in which they were purchased.  Class A shares may also be subject to a 2% redemption fee with respect to certain redemptions made within 30 days of purchase.  See “Class A and Class C Redemption Fees.”

Class C Shares

Class C shares are offered and sold on a continual basis at their net asset value (computed after the purchase order and funds are received by the Transfer Agent) without any initial sales charge.  However, you may be charged a CDSC of up to 1% on shares redeemed within 12 months of purchase.  The imposition of a CDSC may be waived by the Distributor.  See “Class A and Class C CDSC Waivers.”  For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.  The CDSC is based on the lesser of the then current value or the original purchase price of the shares being redeemed, and is not imposed on shares acquired through the reinvestment of dividends or capital gains.  To avoid the imposition of a CDSC, the Fund will first redeem any shares held in your account that are not subject to a CDSC and then redeem shares in the order in which they were purchased.  Class C shares may also be subject to a 2% redemption fee with respect to certain redemptions made within 30 days of purchase.  See “Class A and Class C Redemption Fees.”  The Fund has also adopted a Rule 12b-1 plan with respect to the Class C shares pursuant to which the Fund pays distribution and shareholder servicing fees in an aggregate amount of 1.00% of the average daily net assets attributable to such shares.  See “Distribution and Shareholder Servicing Plan” for more information.

Class I Shares

Class I shares are offered and sold on a continual basis at their net asset value (computed after the purchase order and funds are received by the Transfer Agent) without any initial sales charge.  However, you may be charged a redemption fee of up to 2% of the then current value of the shares on redemptions made within 24 months of purchase.  The imposition of this redemption fee may be waived by the Fund.  Redemption fees are paid directly into Fund assets to help cover the costs that short-term trading generates.  In addition, as described in more detail under “Distribution and Shareholder Servicing Plan,” the Fund has adopted a Rule 12b-1 plan with respect to the Class I shares which permits the payment of up to 0.50% in distribution and shareholder servicing fees.  For the foreseeable future, however, the Fund has no intention of paying any distribution or shareholder servicing fees in connection with the Class I shares.

Class A Front-End Sales Charge Waivers and Reductions

Waivers for Certain Investors.  The following individuals and institutions may purchase Class A shares without any initial sales charge:

●

certain retirement plans, such as defined contribution, profit-sharing, pension, 401(k) (including SIMPLE 401(k)), 403(b), 457 and simplified employee pension (SEP) plans, subject to minimum requirements with respect to the number of employees or amount of purchase, which may be established from time to time by the Distributor;

●

persons who have taken a distribution from a retirement plan invested in Class A, Class C or Class I shares of the Fund, to the extent of the distribution, provided that the distribution is reinvested within 90 days of the payment date;

●	rollover IRAs that have been funded with distributions from retirement plans that offer the Fund as an investment option;

●	government entities that are prohibited from paying mutual fund sales charges;

●

certain employees of registered broker-dealers who have entered into a selling or service agreement with the Distributor and their spouses, children, grandchildren, and parents, in accordance with the internal policies and procedures of the employing broker-dealer;

●	owners of private accounts managed by Advisor who liquidate holdings in part or in whole in their private accounts and purchase Fund shares with the proceeds within 90 days of the liquidation;

●	trust companies investing $1 million or more for common trust or collective investment funds;

●	registered investment companies;

●

any person who purchases shares of the Fund with redemption proceeds from a money market fund, provided that this sales charge waiver is only available (i) to persons who immediately prior to their investment in the money market fund were shareholders of the Fund, (ii) to the extent of the investment in the money market fund being redeemed and (iii) for one such purchase within 12 months of redemption;

●	wrap accounts or fee-in-lieu programs for the benefit of direct or indirect clients of registered broker-dealers having a selling or service agreement with the Distributor; and

●

any person who purchases shares of the Fund with redemption proceeds from the Kopp Total Quality Management Fund, provided that the proceeds are invested in the Fund within 12 months of the redemption.

Please contact your investment professional, the Distributor, or the Transfer Agent for more information on purchases at net asset value.

Reducing Sales Charges.  If you are not eligible for a waiver, there are two ways that you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule:  you may (1) participate in the Fund’s Right of Accumulation (“ROA”) program or (2) execute a Letter of Intent (“LOI”).

●

Right of Accumulation.  You may combine your new purchase of Class A shares with shares currently owned in Class A and Class C for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  You may combine shares already held by you, your spouse, and your minor children or you and members of a “qualified group.” A “qualified group” is one that was formed at least one year prior to the ROA purchase, has a purpose other than buying Fund shares at a discount, has more than ten members, can arrange meetings between the Distributor and group members, agrees to include Fund literature in mailings to its members, agrees to arrange for payroll deductions or other bulk transmissions of investments in the Fund, and meets other uniform criteria that allows the Distributor to achieve cost savings in distributing shares of the Fund.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current value at the Offering Price of all other shares you own.  To receive the ROA, at the time of purchase, you must give your investment professional, the Distributor, or the Transfer Agent sufficient information to determine whether the purchase will qualify for a reduced sales charge.

●

Letter of Intent.  By signing a LOI, you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of the Fund’s Class A shares.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time, the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrowed shares.  Any remaining escrowed shares will be released to you.  By signing the purchase application and checking the box labeled “Letter of Intent,” you grant to the Distributor a security interest in the escrowed shares and appoint the Distributor as attorney-in-fact to sell any or all of the escrowed shares to cover any additional sales charges if you do not fulfill your undertaking.  Signing a LOI does not bind you to purchase the full amount indicated, but you must complete the intended purchase in accordance with the terms of the LOI to obtain the reduced sales charge.  For more information on the LOI, please contact your investment professional, the Distributor, or the Transfer Agent.  You may reach the Distributor or the Transfer Agent by calling 1-888-533-KOPP.

Class A and Class C CDSC Waivers

The primary purpose of the CDSC is to encourage long-term investing in the Fund.  Accordingly, the CDSC on Class A and Class C shares may be waived if, among other things:

●	the redemption results from the death or total and permanent disability of the shareholder which occurs after the purchase of the shares being redeemed;

●	the selling broker-dealer elects to waive receipt of a commission, if any, paid at the time of sale;

●	the redemption is a result of a forced redemption, a required minimum distribution or shareholder activity fees (fed wire fees, overnight fees, etc.); or

●	under special circumstances, the Fund reserves the right to waive any CDSC fee.

Class A and Class C Redemption Fees

If you sell or exchange your shares or your shares are involuntarily redeemed, and they have been held for 30 days or less, you will be subject to the Fund’s redemption fee, which is 2% of the amount redeemed.  The redemption fee applies to redemptions of $2,000 or more in Fund shares calculated at the then current value of the shares.  For this purpose, shares held the longest will be treated as being redeemed first and the shares held the shortest as being redeemed last.  The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by redeeming additional Fund shares held by you.  This redemption fee is paid to the Fund rather than to the Distributor or Advisor to help cover the costs that short-term trading generates.

The redemption fee, however, does not apply to:

●	Shares acquired through the automatic reinvestment of distributions;

●	Redemptions under regularly scheduled automatic withdrawal plans;

●

Redemptions from retirement accounts (i) of a mandatory distribution, (ii) within 30 days following the end of a plan “blackout period” in connection with a plan conversion or (iii) within 30 days of an automatic payroll deduction or employee contribution;

●	Redemptions in connection with the regularly scheduled automatic rebalancing of assets in retirement plans;

●	Distributions from retirement accounts due to death, disability, health or financial hardship; or

●	Involuntary redemptions resulting from failure to meet account minimums.

Certain intermediaries may not collect the Fund’s redemption fee on the Fund’s behalf from their customers’ accounts.  In addition, due to operational requirements, intermediaries’ methods for tracking and calculating the fee may differ in some respects from that of the Fund.  In addition, the redemption fee may not apply to certain types of accounts held through intermediaries, including:

●	Certain employer-sponsored retirement plans;

●	Certain broker wrap-fee and other fee-based programs;

●	Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers’ accounts; and

●	Certain intermediaries that do not have or are not able to report to the Fund sufficient information to impose a redemption fee on their customers’ accounts.

You should contact your financial intermediary or refer to your retirement plan documents for more information on how the redemption fee may be applied to your shares.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its sole discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Currently, the Fund may be limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Transfer Agent or by financial intermediaries on behalf of their customers.  For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of redemption, the Fund may not receive the redemption fee.  Further, if Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee.  However, the Fund, Advisor, the Transfer Agent and the Distributor will attempt to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries.  See “Market Timing Trading Policy.”

Distribution and Shareholder Servicing Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to each class of shares.  Under the terms of the Plan, the Class A and Class I shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. The Fund currently has no intention of paying any Rule 12b-1 fees in connection with the Class I shares.  The Plan also provides that the Class C shares may be required to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to such class (computed on an annual basis) and (ii) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund attributable to such class (computed on an annual basis).  The Fund currently intends to make payments under the Plan with respect to the Class C shares to the maximum extent allowable under the Plan.  Because Rule 12b-1 fees are paid out of the Fund’s net assets on an ongoing basis, over time these fees will increase the cost of your investment and could cost you more than paying other types of sales charges.

Investing Through Financial Intermediaries

Although Fund share transactions may be made directly through the Transfer Agent with no charges other than those described in this Prospectus, you may also purchase, exchange or redeem Fund shares through a financial intermediary, such as a bank, trust company or certain broker-dealers, that have policies different from the Fund’s.  If you own or are considering purchasing shares through a financial intermediary, your ability to purchase, exchange or redeem shares may depend in part on the policies of that entity.  Some policy differences may include additional fees and charges and a cutoff time for the placement of investments.  Persons who invest in the Fund through intermediaries may receive a lower total return than persons who invest in the Fund directly.

For example, financial intermediaries may charge their customers a transaction, processing, or service fee in connection with the purchase or redemption of fund shares.  The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the applicable fund prospectus and statement of additional information.  These fees are retained by the intermediary and are not shared with the Fund, Advisor or  Distributor.  Please contact your financial intermediary for a complete description of its policies, including specific information about additional fees and charges.

Certain financial intermediaries perform recordkeeping and administrative services for their customers that would otherwise be performed by the Transfer Agent.  These services may include, among other things, sub-accounting services, transfer agent services, answering inquiries relating to the Fund and transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications regarding the Fund.  In some circumstances, the Fund may directly pay the intermediary for performing such services.  However, the Fund will not pay more for these services through intermediary relationships than it would pay the Transfer Agent in aggregate fees and expenses if the intermediaries’ customers were direct shareholders of the Fund.  Advisor may pay the intermediary amounts in excess of such limitations out of its own resources or the Distributor may compensate the intermediary for such services, and, if permissible, may be reimbursed under the Fund’s Rule 12b-1 plan.  From time to time, Advisor or Distributor may enter into revenue sharing arrangements with brokers or other financial intermediaries.  Such payments will be made from Advisor’s or Distributor’s own resources and will not increase costs to the Fund.  The Distributor may be reimbursed for such payments, if permissible, under the Fund’s Rule 12b-1 plan.

The Fund has authorized certain financial intermediaries to accept orders on its behalf.  Contracts with these intermediaries require them to track the time investment orders are received and to comply with procedures relating to the transmission of orders.  Orders must be received by the intermediary before the time the net asset value is determined to receive that day’s share price.  If those orders are transmitted to the Transfer Agent and paid for in accordance with the contract, they will be priced at the net asset value next determined after the request is received in the form required by the intermediary.

Buying Shares

Opening an Account.  Before opening an account and investing in Fund shares, you should contact your investment professional.  Then, you should:

(1)

Read this Prospectus carefully.

(2)

Determine how much you would like to invest.  The minimum initial investment requirements are:

(a)	Class A and Class C shares:

	●	Non-retirement account:	$5,000

	●	Retirement account:	$2,000

	●	Coverdell Education Savings Accounts (“CESAs”) and “deemed” IRAs:	$2,000

	●	Subsequent investments:	$100 or more

	●	Automatic Investment Plan (“AIP”): (to maintain the plan, you must invest at least $50 per month)	$3,000

(b)	Class I shares:

	●	All accounts:	$5 million

	●	Subsequent investments:	No minimum

The Fund may change or waive these minimums at any time.

(3)

Complete the appropriate parts of the account application, carefully following the instructions.

Please note that your application will be returned if any information is missing.  If you have questions, please contact your investment professional or the Fund at 1-888-533-KOPP.  Account applications will be accepted by the Distributor, the Transfer Agent or investment professionals who have entered into a selling or service agreement with the Distributor.

(4)

Make your initial investment, and any subsequent investments, following the instructions set forth below.

Important information about procedures for opening a new account.  The Fund is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, when you open an account, the Fund is required to obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you.  The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you.  In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the net asset value next determined after the account is closed, minus any applicable sales charge.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Fund and the Distributor are not liable for fluctuations in value experienced as a result of such delays in processing.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other action.

You may open an account by completing an account application and paying for your shares by check or wire. You may also open an account using the Fund’s exchange privilege, which is discussed in detail in the SAI.  An exchange is a taxable transaction.  All new account applications should be given to your investment professional or forwarded to the Distributor or the Transfer Agent, whose addresses appear on the inside back cover page of this Prospectus.  If your application is accepted, your shares will be bought at the next Offering Price or at net asset value, as applicable, computed after the Transfer Agent receives your order in proper form.  See “Valuation of Fund Shares.”  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  If you use an investment professional, it is his or her responsibility to transmit your order to buy shares to the Transfer Agent in good order before the close of business on the day you place your order.  A confirmation indicating the details of each purchase transaction will be sent to you promptly.  Shares of the Fund have not been registered for sale outside of the United States.

By check

●

Make out a check for the investment amount, payable to “Kopp Emerging Growth Fund.”  Payment should be made in U.S. funds by check drawn on a U.S. bank, savings and loan, or credit union.  The Fund will not accept cash, third-party checks, U.S. Treasury checks, travelers checks, starter checks, credit cards, or money orders.  In addition, cashier’s checks in amounts less than $10,000 are not accepted under the Transfer Agent’s anti-money laundering policies.

●

You may be charged a transaction, processing or service fee and/or other fees or charges in addition to the sales charge with respect to shares sold by certain broker-dealers.  Ask your investment professional about these charges.  See “Investing Through Financial Intermediaries.”

●	If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result.

●

All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted.  The Fund reserves the right to decline to accept a purchase application in whole or in part.

By wire

●	Instruct your bank to use the following instructions when wiring funds:

Wire to:

U.S. Bank, N.A.

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA Number 0750-00022

Credit:

U.S. Bancorp Fund Services, LLC

Account 112-952-137

Further credit:

Kopp Emerging Growth Fund

(class of shares being purchased)

(shareholder account number)

(shareholder name/account registration)

●

Contact the Fund by calling 1-888-533-KOPP to make arrangements with a telephone representative to send in your completed application via facsimile.  Within 24 hours of the faxed application, a telephone representative will provide you with an account number and the wiring instructions.  You may then contact your bank to wire funds according to the instructions you are given.  Your initial purchase will be placed as of the date the funds are received, provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing net asset value (or Offering Price).

●	The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Adding to an Account.  You may add to your account by check or wire.  You may also add to your account using the Fund’s exchange privilege.  Please see the SAI for more information.  A confirmation indicating the details of each subsequent purchase transaction will be sent to you promptly.

By check

●

Make out a check for the investment amount, payable to “Kopp Emerging Growth Fund.”  Payment should be made in U.S. funds by check drawn on a U.S. bank, savings and loan, or credit union.  The Fund will not accept cash, third-party checks, U.S. Treasury checks, travelers checks, starter checks, credit cards or money orders.  In addition, cashier’s checks in amounts less than $10,000 are not accepted under the Transfer Agent’s anti-money laundering policies.

●	Fill out the detachable investment slip from an account statement or send a note specifying your account number and the name(s) in which the account is registered.

●	Deliver the check and your investment slip or note to your investment professional, the Distributor or the Transfer Agent.

By wire

●

For additional investments by wire, please contact the Transfer Agent at 1-877-833-7114 prior to sending your wire.  This will alert the Fund to your intention, will allow confirmation of the wire instructions, and will ensure proper credit when your wire is received.

Automatic Investment Plan.  The Automatic Investment Plan (“AIP”) is a method of using dollar cost averaging, which is an investment strategy that involves investing a fixed amount of money at a regular time interval.  By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Because dollar-cost averaging involves continuous investment in Fund shares regardless of price fluctuations, you should consider your ability to continue to purchase shares through periods of low price levels.  A program of regular investment cannot ensure a profit or protect against a loss from declining markets.  The AIP allows you to make regular, systematic investments in Class A or Class C shares of the Fund from your bank checking account.  The minimum initial investment for investors using the AIP is $3,000.  Please refer to the SAI for instructions as to how you may establish the AIP for your account, or call 1-888-533-KOPP.

Market Timing Trading Policy.  Short-term or excessive trading into and out of the Fund may harm performance by disrupting investment strategies and by increasing expenses.  Accordingly, the Fund may decline to accept an application or may reject a purchase request, including an exchange, particularly from a market timer or an investor who, in Advisor’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  For these purposes, Advisor may consider an investor’s trading history in the Fund or other mutual funds.

The risks of market timing cannot be eliminated.  Depending on various factors (including the size of the Fund, the amount of assets Advisor typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), market timing may disrupt investment strategies, impact Fund performance and increase brokerage, administrative and other expenses.  The Fund is currently using several methods to detect and deter market timing.  These methods include the use of exchange limit guidelines, broad authority to take discretionary action against market timers and against particular trades, selective monitoring of trade activity and the imposition of redemption fees.  See “Class A and Class C Redemption Fees.”

Each of these methods involves judgments that are inherently subjective, although the Fund and its service providers seek to make judgments that are consistent with shareholder interests.  Moreover, each of these methods involves some selectivity in their application.  While the Fund seeks to take action that will detect and deter market timing, it cannot represent that it can be completely eliminated.

For example, the Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, or redemption orders to the Fund on behalf of their customers who are the beneficial owners.  More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine whether the purchase or sale is connected with a market timing transaction.  Additionally, there can be no assurance that the systems and procedures of the Transfer Agent will be able to monitor all trading activity.  However, the Fund, Advisor, the Transfer Agent and the Distributor will attempt to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries.

Investing in the Fund Through IRAs.  Shares of the Fund may be purchased by traditional IRAs, Roth IRAs, CESAs, and “deemed” IRAs.  The maximum annual dollar contribution limit for traditional IRAs and Roth IRAs is $4,000 for 2005 through 2007, and $5,000 for 2008 (after 2008, the limit is adjusted for inflation in $500 increments).  In addition, individuals who reach age 50 before the end of the tax year may make additional “catch-up” contributions to their traditional IRAs or Roth IRAs, in excess of the otherwise-applicable maximum contribution limits, of up to $500 for 2005, and $1,000 for 2006 and thereafter.  The maximum annual contribution limit for CESAs is $2,000.  The maximum annual dollar contribution limit for a “deemed” IRA is the same as the corresponding maximum annual contribution limit for a traditional IRA or a Roth IRA.  A “deemed” IRA is a traditional IRA or Roth IRA (i) funded with voluntary employee contributions and (ii) established, effective for any plan year beginning on or after January 1, 2003, as a separate account or annuity under a Code Section 401(a) qualified plan, a Section 403(a) qualified annuity plan, a Section 403(b) tax-sheltered annuity arrangement, or a Section 457(b) eligible governmental deferred compensation plan.

Redeeming or Selling Shares

To Redeem or Sell Some or All of Your Shares.  Generally, you may sell or request redemption of part or all of your Fund shares at any time.  The price per share will be the net asset value next computed (less the redemption fee or CDSC, if applicable) after your redemption request is received in proper form by the Transfer Agent.  See “Valuation of Fund Shares.”  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  If you use an investment professional, it is his or her responsibility to transmit your order to sell shares to the Transfer Agent in good order before the close of business on the day you place your order.  The Fund normally will mail your redemption proceeds within one or two business days and, in any event, no later than seven business days after receipt by the Transfer Agent of a redemption request in good order.  However, the Fund may hold payment until investments that were made by check, telephone or pursuant to the AIP have been collected (which may take up to 12 calendar days from the initial investment date).  Redemptions may be made by written request, telephone or wire.  You may also redeem shares using the Fund’s exchange privilege, as discussed in the SAI.  An exchange is a taxable transaction.

By written request

●

Write a letter of instruction relating to the Kopp Emerging Growth Fund.  Include your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

●	Include all signatures and any additional documents that may be required. See “Redeeming or Selling Shares-Special Situations.”

●	Forward the materials to the Transfer Agent.

●	A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By telephone

●	Fill out the “Telephone Redemption” section of your new account application.

●	To place your redemption request, please call 1-888-533-KOPP.

●	Redemption requests by telephone are available for redemptions of $1,000 to $75,000. Redemption requests for less than $1,000 or more than $75,000 must be in writing.

●	Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of the Transfer Agent.

●

To arrange for telephone redemptions after an account has been opened or to change the bank, account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account, with the signatures guaranteed.  Further documentation may be requested from corporations, executors, administrators, trustees and guardians.  See “Redeeming or Selling Shares-Special Situations.”

●	To reduce the costs associated with market timing, the Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.

●	Once you place a telephone redemption request, it cannot be canceled or modified.

●

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone.  Accordingly, you bear the risk of loss.  However, the Fund will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephonic transactions and sending written confirmation of such transactions to investors.

●

You may experience difficulty in implementing a telephone redemption during periods of sudden economic or market changes.  If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

By wire

●	Fill out the “Telephone Redemption” section of your new account application.

●	To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, please call 1-888-533-KOPP.

●

Redemption requests by telephone that are to be transmitted via wire transfer are available for redemptions of between $1,000 and $75,000.  Redemption requests for less than $1,000 or more than $75,000 must be in writing.

●	Funds will be wired on the next business day. A $15 fee will be deducted from your account.

By Systematic Withdrawal Plan

●

If you own shares with a value of $1,000 or more, you may participate in the Systematic Withdrawal Plan. The Fund’s systematic withdrawal option allows you to remove money automatically from your Fund account on a periodic basis. The minimum systematic withdrawal amount is $50.  To select the systematic withdrawal option you must check the appropriate box on the New Account Application. For further details about this service, see the New Account Application or call the transfer agent at 1-888-533-KOPP.

Special Situations.  If you are acting as an attorney-in-fact for another person, or as a trustee or on behalf of a corporation, additional documentation may be required in order to effect a redemption.  Questions regarding such circumstances may be directed to your investment professional, or to the Transfer Agent by calling 1-888-533-KOPP.

A signature guarantee will be required in the following circumstances:

●	for all redemptions of $75,000 or more from any shareholder account;

●	if ownership is changed on your account;

●	when redemption proceeds are sent to other than the registered owner(s) at the address of record;

●	any redemption transmitted by federal wire transfer to a bank other the bank of record on your account;

●	if an “address change request” was received by the Transfer Agent within the last 30 days and you are trying to perform a redemption to the address of record;

●	to arrange for telephone redemptions after an account has been opened; and

●	to change bank information on your account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Redemptions in Kind.  The Fund reserves the right to redeem in kind (i.e., in securities or assets other than cash) any redemption request or requests during any 90-day period in excess of the lesser of (i) $250,000 or (ii) 1% of the net asset value of the class of shares being redeemed.  See the SAI for more information.

IRAs.  Shareholders who have an IRA (whether a traditional, Coverdell Education Savings Account or “deemed” IRA) or other retirement plan must indicate on their redemption requests whether or not to withhold federal income taxes.  Redemption requests failing to indicate an election will be subject to withholding.

Termination of Accounts.  Your account may be terminated at any time by the Fund if, after a redemption of shares in your account, the value of the remaining shares in the account falls below $1,000.  A check for the proceeds of redemption will be sent to you within seven days of the actual redemption.  The Fund will not charge a CDSC or a redemption fee in the event of a forced redemption.

Fee for Special Services.  The Fund may charge a fee for special services, such as providing shareholders with systematic withdrawals, networking or shareholder services, historical account statements or overnight delivery.  Your broker-dealer may also charge you a fee for special services such as certain networking arrangements or providing shareholder or regulatory communications.  See “Investing Through Financial Intermediaries.”

VALUATION OF FUND SHARES

The price of Fund shares is based on the Fund’s net asset value (“NAV”), which is calculated using the market price method of valuation.  NAV is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  The Fund does not determine NAV on days the NYSE is closed for trading.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.  A share’s NAV is the current value of the class’ assets, minus any class liabilities, divided by the number of shares outstanding in the class.

((Sidebox))

Good order means that all shares are paid for and that you have included all required documentation along with any required signature guarantees.

Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  The Board of Directors has appointed a Valuation Committee of Advisor to make determinations of fair value, which determinations are reported to the full Board of Directors at its next regular meeting.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund will file its complete portfolio schedules for the first and third fiscal quarters with the SEC on Form N-Q within 60 days after the end of the quarter, and will file its complete portfolio schedules for the second and fourth fiscal quarters with the SEC on Form N-CSR within 70 days after the end of the quarter.  In addition, the Fund’s top ten portfolio holdings with position size are published monthly, with up to a ten-day lag, on http://www.koppfunds.com.  The Fund also provides the percentage of its total portfolio that is represented by its top ten holdings.  In addition, the Fund’s administrator delivers the Fund’s complete portfolio schedule to various rating and ranking organizations, including Lipper on a monthly basis and Morningstar, Inc., Standard & Poor’s and Bloomberg L.P. on a quarterly basis.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on net long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%.

Distributions of non-qualified dividend income, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year.  Such dividends and capital gains may also be subject to state or local taxes.  If you buy shares of the Fund when it has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.  If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

Dividends and capital gains, if any, are usually distributed in November or December.  Please note that the objective of the Fund is capital appreciation, not the production of income.  You should measure the success of your investment by the value of your investment at any given time and not necessarily by the distributions you receive.  Because of its investment objective, the Fund expects that its distributions will consist primarily of long-term capital gains.

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them.  Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain that were received with respect to those shares.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption.  The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held by the selling, exchanging or redeeming shareholder.

All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that dividends or capital gains or both be paid in cash.  If you elect to receive dividends or capital gains distributions in cash and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions in shares of the Fund until the Fund receives an updated address from you.  If you elect to receive dividends or capital gains distributions in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.  The election to receive dividends in cash or reinvest them in shares may be changed by writing to the Fund at Kopp Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Such notice must be received at least ten days prior to the record date of any dividend or capital gains distribution.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, local or foreign tax considerations applicable to you.  Please see the SAI for more information.  You are urged to consult your own tax advisor.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR

Kopp Investment Advisors, LLC

7701 France Avenue South, Suite 500

Edina, Minnesota  55435

DISTRIBUTOR

Centennial Lakes Capital, LLC

7701 France Avenue South, Suite 500

Edina, Minnesota  55435

CUSTODIAN

U.S. Bank, N.A.

P.O. Box 701

Milwaukee, Wisconsin  53201-0701

TRANSFER AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

For overnight deliveries, use:

For regular mail deliveries, use:

Kopp Funds, Inc.

Kopp Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

P.O. Box 701

Third Floor

Milwaukee, Wisconsin  53201-0701

Milwaukee, Wisconsin  53202-5207

The SAI for the Fund contains detailed additional information about the Fund.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  These reports provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year or semi-annual period, as appropriate.  You may receive the Fund’s SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports free of charge; request other information about the Fund; and make shareholder inquiries by contacting the Fund at the address, toll-free telephone number, facsimile number or website noted on the cover page of this Prospectus.  The documents referenced above may also be obtained from certain financial intermediaries.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet website located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Fund’s 1940 Act File Number is 811-8267.